SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

September 24, 2004

ADAPTEC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15071	94-2748530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

691 S. Milpitas Boulevard Milpitas, CA 95035
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 945-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐            Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

For the benefit of investors and other interested parties, Adaptec, Inc. (the “Company”) is filing this Form 8-K to reflect the Company’s reorganization of its operating segments as of April 1, 2004, as described below, and amend certain information previously presented in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004.

•                  Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Note 6 “Goodwill and Other Intangible Assets,”  Note 12 “Restructuring Charges” and Note 21, “Segment, Geographic and Significant Customer Information,” of Item 8, “Financial Statements and Supplementary Data”: These items and note reflect the Company’s reorganization, as of April 1, 2004, of its previously reported Storage Solutions Group segment (“SSG”) and its Storage Networking Group segment (“SNG”), as management changed the way that the Company manages and evaluates the Company’s businesses. The Company reorganized its internal organization structure to operate in three reportable segments: BU1, BU2 and DSG. Whereas historically the Company’s SSG and SNG segments each offered distinct products across its entire customer base, the new BU1 and BU2 segments offer an integrated set of products to customers that are specific to the segment. A description of the types of customers or products and services provided by each reportable segment, as of April 1, 2004, were as follows:

• BU1 includes high-volume OEM customers, which tend to have longer design cycles and integration processes and large, established customer bases. The Company generally sells a large number and wide variety of its products to these customers.

• BU2 includes the distribution channel customers and VARs that buy a wide variety of products. It also includes all other OEM customers that are primarily focused on specific markets (for example, imaging and back-up) and generally purchase only storage system products.

• DSG provides high-performance I/O connectivity and digital media solutions for personal computing platforms, including notebook and desktop PCs sold to consumers and small and midsize businesses.

•                  Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Note 24, “Subsequent Events,” of Item 8, “Financial Statements and Supplementary Data”: These items and note reflect the Company’s acquisition of (i) IBM’s i/p Series RAID component business and (ii) Snap Appliance, a provider of NAS solutions.

Item 9.01(c). Financial Statements and Exhibits

(c)                                  Exhibits

The following exhibits are filed herewith:

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1

Revised “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004 to reflect the effects of the change in segments described in Item 8.01of this Form 8-K.

99.2

Revised “Item 8. Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004 to reflect the effects of the change in segments and the other matters described in Item 8.01 of this Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAPTEC, INC.

By:	/s/ Marshall L. Mohr
Marshall L. Mohr
Vice President and Chief Financial Officer
(principal financial and accounting officer)		Date: September 24, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1

Revised “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004 to reflect the effects of the change in segments described in Item 8.01of this Form 8-K.

99.2

Revised “Item 8. Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004 to reflect the effects of the change in segments and the other matters described in Item 8.01 of this Form 8-K